UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2023
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Arhaus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-41009 (Commission File Number)	87-1729256 (I.R.S. Employer Identification Number)
51 E. Hines Hill Road, Boston Heights, Ohio
(Address of Principal Executive Offices)
44236
(Zip Code)
(440) 439-7700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ARHS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders
Annual Meeting Results
The Annual Meeting of the Stockholders of Arhaus, Inc. (the “Company”) was held on May 18, 2023. The following matters were voted on at the Annual Meeting, and the results were as follows:
(i) Election of Brad Brutocao, Alexis DePree, Andrea Hyde and Rick Doody as Directors of the Company. The nominees were elected as Directors with the following votes:
Brad Brutocao

For	908,001,274
Withheld	1,222,753
Broker Non-Votes	6,508,883
Alexis DePree

For	908,028,187
Withheld	1,195,840
Broker Non-Votes	6,508,883
Andrea Hyde

For	904,899,617
Withheld	4,324,410
Broker Non-Votes	6,508,883
Rick Doody

For	905,226,687
Withheld	3,997,340
Broker Non-Votes	6,508,883
In addition to the Directors above, the following Directors’ terms of office continued after the Annual Meeting: Albert Adams, Bill Beargie, John Kyees, Gary Lewis, John Reed and John Roth.
(ii) The proposal to approve the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending December 31, 2023 was approved with the following votes:

For	915,634,261
Against	66,170
Abstain	32,479
Broker Non-Votes	—
For information on how the votes for the above matters were tabulated, see the Company’s Definitive Proxy Statement used in connection with the Annual Meeting of Stockholders on May 18, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of May, 2023.

ARHAUS, INC.

By:	/s/ Dawn Phillipson
Name:	Dawn Phillipson
Title:	Chief Financial Officer